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                                    FORM 8-K

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT


                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported):   January 20, 1995
                                                     ----------------------


                             EAGLE FINANCIAL CORP.
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             (Exact name of Registrant as specified in its charter)




    Delaware                       0-15311                      06-1194047
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 (State or other                (Commisision                 (I.R.S. Employer
 jurisdiction of                 File Number)               identification No.)
  incorporation)



          222 Main Street, P.O. Box 1157, Bristol, Connecticut, 06010
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                    (Address of principal executive office)



                                 (203) 584-6300
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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         (Former name or former address, if changed since last report)


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Item 5     Other Events

           On January 20, 1995, the Board of Directors of Eagle Financial Corp. declared a 10% stock dividend and a regular quarterly cash dividend of $0.21 per share. Both dividends are payable on March 1, 1995 to shareholders of record at the close of business on February 15, 1995.



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                                  SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             Eagle Financial Corp.



/s/ Mark J. Blum
- -------------------------                       ------------------------
Mark J. Blum                                     Barbara S. Mills
 Vice President and Chief                         Vice President and
 Financial Officer                                Treasurer



Dated:  January 27, 1995